EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Huttig Building Products, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon P. Vrabely, President and Chief Executive Officer of the Company, and I, Oscar A. Martinez, Vice President and Chief Financial Officer of the Company, certify, to our knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon P. Vrabely
Jon P. Vrabely President and Chief Executive Officer March 2, 2017

/s/ Oscar A. Martinez
Oscar A. Martinez
Vice President and Chief Financial Officer
March2, 2017